AMENDED AND RESTATED

ADMINISTRATION AGREEMENT

This Amended and Restated Administration Agreement (this “Agreement”) is made as of March 8, 2013 by and between GSV CAPITAL CORP. (formerly known as NEXT INNOVATION CORP.), a Maryland corporation (the “Company”), and GSV Capital Service Company, LLC (formerly known as NeXt Innovation Service Company, LLC), a Delaware limited liability company (the “Administrator”).

WITNESSETH:

WHEREAS, the Company is a closed-end management investment fund that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “Investment Company Act”); and

WHEREAS, on April 11, 2011, the Company and the Administrator entered into an Administration Agreement pursuant to which the Administrator agreed to provide administrative services to the Company (the “Initial Administration Agreement”); and

WHEREAS, each of the Company and the Administrator desires to amend and restate the Initial Administration Agreement in its entirety solely for the purpose of reflecting the current legal names of each of the Company and the Administrator.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and the Administrator hereby agree as follows:

1.            Duties of the Administrator

(a)          Employment of Administrator. The Company hereby employs the Administrator to act as administrator of the Company, and to furnish, or arrange for others to furnish, the administrative services, personnel and facilities described below, subject to review by and the overall control of the Board of Directors of the Company (the “Board”), for the period and on the terms and conditions set forth in this Agreement. The Administrator hereby accepts such employment and agrees during such period to render, or arrange for the rendering of, such services and to assume the obligations herein set forth subject to the reimbursement of costs and expenses provided for below. The Administrator and such others shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized herein, have no authority to act for or represent the Company in any way or otherwise be deemed agents of the Company.

(b)          Services. The Administrator shall perform (or oversee, or arrange for, the performance of) the administrative services necessary for the operation of the Company. Without limiting the generality of the foregoing, the Administrator shall provide the Company with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities and such other services as the Administrator, subject to review by the Board, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Administrator shall also, on behalf of the Company, conduct relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator shall make reports to the Board of its performance of obligations hereunder and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Company as it shall determine to be desirable; provided that nothing herein shall be construed to require the Administrator to, and the Administrator shall not, provide any advice or recommendation relating to the securities and other assets that the Company should purchase, retain or sell or any other investment advisory services to the Company. The Administrator shall be responsible for the financial and other records that the Company is required to maintain, and under the Investment Company Act, shall prepare, print and disseminate reports to stockholders, and reports and other materials filed with the Securities and Exchange Commission (the “SEC”). The Administrator will provide on the Company’s behalf significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance. In addition, the Administrator will assist the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others.

2.            Records

The Administrator agrees to maintain and keep all books, accounts and other records of the Company that relate to activities performed by the Administrator hereunder and will maintain and keep such books, accounts and records in accordance with the Investment Company Act. In compliance with the requirements of Rule 31a-3 under the Investment Company Act, the Administrator agrees that all records which it maintains for the Company shall at all times remain the property of the Company, shall be readily accessible during normal business hours, and shall be promptly surrendered upon the termination of the Agreement or otherwise on written request. The Administrator further agrees that all records which it maintains for the Company pursuant to Rule 31a-1 under the Investment Company Act will be preserved for the periods prescribed by Rule 31a-2 under the Investment Company Act unless any such records are earlier surrendered as provided above. Records shall be surrendered in usable machine-readable form. The Administrator shall have the right to retain copies of such records subject to observance of its confidentiality obligations under this Agreement.

3.            Confidentiality

The parties hereto agree that each shall treat confidentially the terms and conditions of this Agreement and all information provided by each party to the other regarding its business and operations. All confidential information provided by a party hereto, including nonpublic personal information (regulated pursuant to Regulation S-P and S-AM), shall be used by any other party hereto solely for the purpose of rendering services pursuant to this Agreement and, except as may be required in carrying out this Agreement, shall not be disclosed to any third party, without the prior consent of such providing party. The foregoing shall not be applicable to any information that is publicly available when provided or thereafter becomes publicly available other than through a breach of this Agreement, or that is required to be disclosed by any regulatory authority, any authority or legal counsel of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

2

4.            Compensation; Allocation of Costs and Expenses

In full consideration of the provision of the services of the Administrator, the Company shall reimburse the Administrator for the costs and expenses incurred by the Administrator in performing its obligations and providing personnel and facilities hereunder. The amount and nature of such reimbursements shall be presented for review, on not less than a quarterly basis, to the members of the audit committee of the Board, or in lieu thereof, to a committee of the Board, all of the members of which are not “interested persons” of the Company, as such term is defined under the Investment Company Act. The Company will bear all costs and expenses that are incurred in its operation, administration and transactions and not specifically assumed by GSV Asset Management, LLC (formerly known as NeXt Asset Management, LLC) (the “Adviser”), pursuant to that certain Investment Advisory Agreement, dated as of April 11, 2011 by and between the Company and the Adviser, and the amendment and restatement thereof, dated as of March 8, 2013. Costs and expenses to be borne by the Company include, but are not limited to, those relating to: organization and offering; calculating the Company’s net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in providing administrative services, monitoring the Company’s investments and performing due diligence on its prospective portfolio companies; interest payable on debt, if any, incurred to finance the Company’s investments; sales and purchases of the Company’s common stock and other securities; investment advisory and management fees; administration fees, if any, payable under this Agreement; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; federal and state registration fees; all costs of registration and listing the Company’s shares on any securities exchange; federal, state and local taxes; independent Directors’ fees and expenses; costs of preparing and filing reports or other documents required by the Securities and Exchange Commission; costs of any reports, proxy statements or other notices to stockholders, including printing costs; the Company’s allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and all other expenses incurred by the Company or the Administrator in connection with administering the Company’s business, including payments under this Agreement based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief compliance officer and chief financial officer and their respective staffs.

3

5.            Limitation of Liability of the Administrator; Indemnification

The Administrator (and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with the Administrator, including without limitation its sole member, the Adviser to the extent that they are providing services for or otherwise acting on behalf of the Administrator, Adviser or the Company) shall not be liable to the Company for any action taken or omitted to be taken by the Administrator in connection with the performance of any of its duties or obligations under this Agreement or otherwise as administrator for the Company, and the Company shall indemnify, defend and protect the Administrator (and its officers, managers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with the Administrator, including without limitation the Adviser, each of whom shall be deemed a third party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Administrator’s duties or obligations under this Agreement or otherwise as administrator for the Company. Notwithstanding the preceding sentence of this Section 5 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Administrator’s duties or by reason of the reckless disregard of the Administrator’s duties and obligations under this Agreement (to the extent applicable, as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

6.            Activities of the Administrator

The services of the Administrator to the Company are not to be deemed to be exclusive, and the Administrator and each affiliate is free to render services to others. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Administrator and its affiliates, as directors, officers, members, managers, employees, partners, stockholders or otherwise, and that the Administrator and directors, officers, members, managers, employees, partners and stockholders of the Administrator and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

7.            Duration and Termination of this Agreement

(a)          This Agreement shall become effective as of the first date above written. The provisions of Section 5 of this Agreement shall remain in full force and effect, and the Administrator shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Administrator shall be entitled to any amounts owed under Section 4 through the date of termination or expiration and Section 5 shall continue in force and effect and apply to the Administrator and its representatives as and to the extent applicable. This Agreement shall continue in effect for two years from the date of the Initial Administration Agreement, and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by:

(i)          the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company; and

4

(ii)         the vote of a majority of the Company’s Directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.

(b)          The Agreement may be terminated at any time, without the payment of any penalty, upon not more than 60 days’ written notice, by the vote of a majority of the outstanding voting securities of the Company, or by the vote of the Board or by the Administrator.

(c)          This Agreement may not be assigned by a party without the consent of the other party. The provisions of Section 5 of this Agreement shall remain in full force and effect, and the Administrator shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement.

8.            Amendments of this Agreement

This Agreement may be amended pursuant to a written instrument by mutual consent of the parties.

9.            Governing Law

This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control.

10.          Entire Agreement

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof.

11.          Notices

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

[Remainder of Page Intentionally Left Blank]

5

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

GSV CAPITAL CORP.

By:
Name: Michael T. Moe
Title: Chief Executive Officer and President

GSV CAPITAL SERVICE COMPANY, LLC

By:
Name: Michael T. Moe
Title: Managing Member

[Administration Agreement]

6